       SUPPLEMENT DATED JULY 1, 1998 TO PROSPECTUS DATED MAY 1, 1998 FOR PACIFIC SELECT EXEC, PACIFIC SELECT CHOICE, PACIFIC SELECT ESTATE PRESERVER
                                 LAST SURVIVOR
             AND PACIFIC SELECT ESTATE PRESERVER II LAST SURVIVOR
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                      AND PACIFIC SELECT ESTATE MAXIMIZER
           MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                 EACH ISSUED BY PACIFIC LIFE INSURANCE COMPANY

  Effective July 1, 1998, the name of the Edinburgh Overseas Equity Variable Account ("Variable Account I") was changed to Brandes International Equity Variable Account. The name of the underlying Edinburgh Overseas Equity Fund was changed to the Brandes International Equity Fund (the "Brandes Fund").

  Effective July 1, 1998, Brandes Investment Partners, L.P. ("Brandes") became the Portfolio Manager to the Brandes Fund. Edinburgh Fund Managers plc will no longer be the Portfolio Manager for the Brandes Fund (formerly the Edinburg Overseas Equity Fund).